Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Vident U.S. Equity Strategy ETFTM
Vident International Equity Strategy ETFTM

April 25, 2024

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated December 31, 2023

Effective April 22, 2024 (the “Effective Date”), Ryan Dofflemeyer no longer serves as a Portfolio Manager to the Vident U.S. Equity Strategy ETFTM and Vident International Equity Strategy ETFTM (the “Funds”). Accordingly, as of the Effective Date, all references to Ryan Dofflemeyer as a Portfolio Manager in the Funds’ Summary Prospectus, Prospectus, and Statement of Additional Information are deleted in their entirety. Rafael Zayas and Austin Wen will continue to serve as portfolio managers to the Funds and are responsible for the Funds’ day-to-day management.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.